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                                                                       Exhibit 1

                                2,500,000 Shares

                           VION PHARMACEUTICALS, INC.

                                  Common Stock

                             UNDERWRITING AGREEMENT

                                                                  August 9, 2001

Gerard Klauer Mattison & Co., Inc.
C.E. Unterberg, Towbin
     As Representatives of the several Underwriters
c/o Gerard Klauer Mattison & Co., Inc.
529 Fifth Avenue
New York, New York 10017

Ladies and Gentlemen:

         Vion Pharmaceuticals, Inc., a Delaware corporation (the "Company"), proposes, subject to the terms and conditions stated herein, to issue and sell 2,500,000 shares (the "Firm Shares") of the Company's Common Stock, $0.01 par value per share (the "Common Stock"), to the several underwriters named in
Schedule I (collectively, the "Underwriters"), for whom Gerard Klauer Mattison & Co., Inc. ("GKM") and C.E. Unterberg, Towbin are acting as representatives (collectively, the "Representatives"). The Company has also agreed to grant to the Underwriters an option (the "Option") to purchase up to an additional 375,000 shares of Common Stock (the "Option Shares") on the terms and for the purposes set forth in Section 1(b). The Firm Shares and the Option Shares are hereinafter collectively referred to as the "Shares."

         The public offering price per share at which the Shares are initially offered and the purchase price per share for the Shares to be paid by the Underwriters shall be agreed upon by the Company and the Representatives, acting on behalf of the several Underwriters, and such agreement shall be set forth in a separate written instrument substantially in the form of Exhibit A hereto (the "Price Determination Agreement"). The Price Determination Agreement may take the form of an exchange of any standard form of written telecommunication between the Company and the Representatives and shall specify such applicable information as is indicated in Exhibit A hereto. The offering of the Shares shall be governed by this Agreement, as supplemented by the Price Determination Agreement. From and after the date of the execution and delivery of the Price Determination Agreement, this Agreement shall be deemed to incorporate, and, unless the context otherwise indicates, all references contained herein to







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"this Agreement" and to the phrase "herein" shall be deemed to include, the
Price Determination Agreement.

         The Company confirms as follows its agreement with the Representatives and the several other Underwriters:

         1. Agreement to Sell and Purchase.

              (a) Purchase of Firm Shares. On the basis of the representations, warranties and agreements of the Company herein contained and subject to all the terms and conditions of this Agreement, the Company agrees to sell to the several Underwriters and each of the several Underwriters, severally and not jointly, agrees to purchase from the Company, at the purchase price per share to be agreed upon by the Company and the Representatives in accordance with Section 1(c) hereof and as set forth in the Price Determination Agreement, the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I, plus such additional number of Firm Shares which such Underwriter may become obligated to purchase pursuant to Section 8 hereof.

              (b) Purchase of Option Shares. Subject to all the terms and conditions of this Agreement, the Company grants the Option to the several Underwriters to purchase up to 375,000 Option Shares from the Company at the same price per share as the Underwriters shall pay for the Firm Shares. The Option may be exercised only to cover over-allotments in the sale of the Firm Shares by the Underwriters and may be exercised in whole or in part at any time on or before the 30th day after the date of this Agreement (or, if the Company has elected to rely on Rule 430A, on or before the 45th day after the date of the Price Determination Agreement), upon written notice (the "Option Shares Notice") by the Representatives to the Company no later than 12:00 noon, New York City time, at least two and no more than five business days before the date specified for closing in the Option Shares Notice (the "Option Closing Date") setting forth the aggregate number of Option Shares to be purchased and the time and date for such purchase. On the Option Closing Date, the Company shall issue and sell to the Underwriters and the Underwriters shall purchase from the Company the number of Option Shares set forth in the Option Shares Notice.

              (c) Price Determination Agreement. The public offering price per share at which the Firm Shares are initially offered and the purchase price per share for the Firm Shares to be paid by the several Underwriters shall be agreed upon and set forth in the Price Determination Agreement. In the event such price has not been agreed upon and the Price Determination Agreement has not been executed by the close of business on the fourteenth business day following the date of this Agreement, this Agreement shall terminate forthwith, without liability



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         of any party to any other party except that Sections 4(i), 4(j) and 6 shall remain in effect.

         2. Delivery and Payment.

              (a) Closing. Delivery of the Firm Shares shall be made to the Representatives for the accounts of the Underwriters against payment of the purchase price by wire transfer of immediately available funds to the order of the Company at the offices of Morrison & Foerster LLP in New York, New York (or such other place as may be agreed upon among the Representatives and the Company). Such payment shall be made at 10:00 a.m., New York City time, on the third business day (the fourth business day, should the offering be priced after 4:30 PM, EST/EDT) after the date on which the first bona fide offering of the Firm Shares to the public is made by the Underwriters or at such time on such other date, not later than ten business days after such date, as may be agreed upon by the Company and the Representatives (such date is hereinafter referred to as the "Closing Date").

              (b) Option Closing. To the extent the Option is exercised, delivery of the Option Shares against payment by the Representatives (in the manner and at the location specified above) shall take place at the time and date (which may be the Closing Date) specified in the Option Shares Notice.

              (c) Certificates. Certificates evidencing the Shares shall be in definitive form and shall be registered in such names and in such denominations as the Representatives shall request at least two business days prior to the Closing Date or the Option Closing Date, as the case may be, by written notice to the Company. For the purpose of expediting the checking and packaging of certificates for the Shares, the Company agrees to make such certificates available for inspection at least 24 hours prior to the Closing Date or the Option Closing Date, as the case may be.

              (d) Tax Stamps. The cost of original issue tax stamps, if any, in connection with the issuance and delivery of the Shares by the Company to the respective Underwriters shall be borne by the Company. The Company shall pay and hold each Underwriter and any subsequent holder of the Shares harmless from any and all liabilities with respect to or resulting from any failure or delay in paying Federal and state stamp and other transfer taxes, if any, which may be payable or determined to be payable in connection with the original issuance or sale to such Underwriter of the Shares.



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         3. Representations and Warranties of the Company. The Company
represents and warrants to, and covenants with, each Underwriter as follows:

              (a) Compliance with Registration Requirements. The Company meets the requirements for use of Form S-3 and has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (No. 333-58206), including a prospectus relating to the Shares, for the registration of such securities under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (collectively, the "Act"). The Company meets the requirements of Rule 415 under the Act for the registration, offer and sale of the Shares. A prospectus supplement reflecting the terms of the Shares, the terms of the offering thereof and the other matters set forth therein has been prepared or will be prepared and will be filed pursuant to Rule 424 under the Act. Such prospectus supplement, in the form first filed after the date hereof pursuant to Rule 424, is herein referred to as the "Prospectus Supplement." Such registration statement, as amended at the date hereof, including all documents incorporated or deemed to be incorporated by reference therein and the exhibits thereto, in the form it was declared effective by the Commission under the Act is herein referred to as the "Registration Statement" and the base prospectus included therein and relating to all offerings of securities under the Registration Statement, as amended on June 21, 2001 and as supplemented by the Prospectus Supplement, is herein referred to as the "Prospectus," except that if such base prospectus is amended or supplemented on or prior to the date on which the Prospectus Supplement is first filed pursuant to Rule 424, the term "Prospectus" shall refer to the base prospectus as so amended or supplemented and as supplemented by the Prospectus Supplement, in either case including the documents filed by the Company with the Commission pursuant to the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (collectively, the "Exchange Act"), that are incorporated by reference therein. If the Company files a registration statement to register a portion of the Shares and relies on Rule 462(b) under the Act for such registration statement to become effective upon filing with the Commission (the "Rule 462 Registration Statement"), then any reference to the "Registration Statement" shall be deemed to include the Rule 462 Registration Statement, as amended from time to time. All references in this Agreement to the Registration Statement, the Rule 462 Registration Statement, the Prospectus Supplement or the Prospectus, or any amendments or supplements to the foregoing, shall include any copy thereof filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval ("EDGAR") System.




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              (b) Effectiveness of Registration. The Registration Statement, any
         Rule 462(b) Registration Statement and any post-effective amendment thereto have been declared effective by the Commission under the Act. The date that the Registration Statement was declared effective by the Commission is referred to in this Agreement as the "Effective Date."
         The Company has responded to all requests, if any, of the Commission for additional or supplemental information. No stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement is in effect and no proceedings for such purpose have been instituted or are pending or, to the best knowledge of the Company, are contemplated or threatened by the Commission.

              (c) Accuracy of Registration Statement. Each of the Registration Statement, any Rule 462(b) Registration Statement and any post-effective amendment thereto, at the time it became effective and at all subsequent times, complied and will comply in all material respects with the Act and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading. The Prospectus, as amended or supplemented, as of its date and at all subsequent times, complied and will comply in all material respects with the Act and did not or will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading, in light of the circumstances under which they were made. The foregoing representations and warranties in this Section 3(c) do not apply to any statements or omissions made in reliance on and in conformity with information relating to any Underwriter furnished in writing to the Company by the Representatives specifically for inclusion in the Registration Statement or Prospectus or any amendment or supplement thereto. For all purposes of this Agreement, the only information relating to any Underwriter furnished in writing to the Company by the Representatives specifically for inclusion in the Registration Statement or the Prospectus are the amounts of the selling concession and reallowance set forth in the third paragraph in the section entitled "Underwriting" in the Prospectus Supplement and the eighth paragraph in the section entitled "Underwriting" in the Prospectus Supplement concerning stabilization and overallotment by the Underwriters. The Company has not distributed any offering material in connection with the offering or sale of the Shares other than the Registration Statement and the Prospectus.

              (d) Documents Incorporated by Reference. The documents incorporated or deemed to be incorporated by reference in the Prospectus, at the time they were or hereafter are filed with the Commission, conformed and will conform in all material respects to the requirements of the Exchange Act, and, when read together with the other information in the Prospectus, at the time the Registration Statement and any amendments thereto become effective and at the Closing Date, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the fact



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         required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

              (e) Organization; Good Standing. The Company is, and at the Closing Date will be, a corporation duly organized, validly existing and in good standing under the laws of the state of Delaware. The Company has, and at the Closing Date will have, full power and authority to own or lease all the assets owned or leased by it and to conduct its business as described or incorporated by reference in the Registration Statement and the Prospectus. The Company is, and at the Closing Date will be, duly licensed or qualified to do business in and in good standing as a foreign corporation in all jurisdictions in which the nature of the activities conducted by it or the character of the assets owned or leased by it makes such licensing or qualification necessary, except where the failure to be so licensed, qualified or in good standing would not have a Material Adverse Effect (as defined in section 3(k) hereof). Complete and correct copies of the certificate of incorporation and of the by-laws of the Company and all amendments thereto have been delivered to the Representatives, and no changes therein will be made subsequent to the date hereof and prior to the Closing Date. The Company does not own or control any subsidiary.

              (f) Authorization of Shares. The outstanding shares of Common Stock have been, and the Shares to be issued and sold by the Company upon such issuance in accordance with this Agreement will be, duly authorized, validly issued, fully paid and non-assessable and will not be subject to any preemptive, first refusal, or similar right. The description of the Common Stock included or incorporated by reference in the Registration Statement and the Prospectus is now, and at the Closing Date will be, complete and accurate in all material respects. Except as set forth or incorporated by reference in the Prospectus, and except with respect to options to purchase Common Stock granted or exercised after the date thereof under the Company's Amended and Restated 1993 Stock Option Plan, the Company does not have outstanding, and at the Closing Date will not have outstanding, any shares of Common Stock, any options to purchase, or any rights or warrants to subscribe for, or any securities or obligations convertible into, or any contracts or commitments to issue or sell, any shares of Common Stock or any such warrants, convertible securities or obligations.

              (g) Financial Statements. The financial statements and schedules included or incorporated by reference in the Registration Statement or the Prospectus present fairly in all material respects the financial condition of the Company as of the respective dates thereof and the results of operations and cash flows of the Company for the respective periods covered thereby, all in conformity with generally accepted accounting principles applied on a consistent basis throughout the entire period involved, except as otherwise disclosed or incorporated by reference in the Prospectus. No other financial statements or



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         schedules of the Company are required by the Act or the Exchange Act to be included or incorporated by reference in the Registration Statement or the Prospectus. Ernst & Young LLP (the "Accountants") who have reported on such financial statements and schedules, are independent accountants with respect to the Company as required by the Act. The statements included in the Registration Statement with respect to the Accountants pursuant to Rule 509 of Regulation S-K under the Act are true and correct in all material respects.

              (h) Accounting System. The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that:
         (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

              (i) No Material Adverse Changes. Since June 30, 2001, the date of the last financial statements included in the Company's filings with the Commission and prior to the Closing Date, except as set forth or incorporated by reference in the Prospectus, (i) there has not been and will not have been a material adverse change in the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company arising for any reason whatsoever (a "Material Adverse Change") or a material change in the capitalization of the Company, (ii) the Company has not incurred, nor will it incur, any material liabilities or obligations, direct or contingent, nor has it entered into, nor will it enter into, any material transactions not in the ordinary course of business, other than pursuant to this Agreement and the transactions referred to herein, and (iii) the Company has not and will not have paid or declared any dividends or other distributions of any kind on any class of its capital stock.

              (j) Investment Company. The Company is not an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act").

              (k) Litigation. Except as set forth or incorporated by reference in the Prospectus, there are no actions, suits or proceedings pending, or to the Company's knowledge, threatened against or affecting, the Company or any of its officers in their capacity as such, before or by any Federal or state court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign, wherein an unfavorable ruling, decision or finding would



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         reasonably be expected to have a material adverse effect on the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company (a "Material Adverse Effect"). The Company has not received any notice of proceedings relating to the revocation or modification of any authorization, approval, order, license, certificate, franchise or permit. There are no pending investigations known to the Company involving the Company by any governmental agency having jurisdiction over the Company or its business or operations. The disclosures included or incorporated by reference in the Prospectus and the Registration Statement concerning the effects of Federal, state, local and foreign laws, rules and regulations on the business of the Company as currently conducted and as proposed to be conducted are correct in all material respects and do not omit to state a material fact required to be stated therein or necessary to make the statements contained therein not misleading, in light of the circumstances under which they were made.

              (l) Necessary Licenses, Compliance with Laws and Regulations and Performance of Obligations and Contracts. The Company has, and at the Closing Date will have, (i) all governmental licenses, permits, consents, orders, approvals and other authorizations necessary to carry on its business as currently carried on and as described in the Prospectus, except where the failure to have such licenses, permits, consents, orders, approvals or other authorizations would not have a Material Adverse Effect, (ii) complied in all material respects with all laws, regulations and orders applicable to it or its business and
         (iii) performed all obligations required to be performed by it, and is not, and at the Closing Date will not be, in default under any indenture, mortgage, deed of trust, voting trust agreement, loan agreement, bond, debenture, note agreement, lease, license or other agreement or instrument which is material to its business (including, but not limited to, the instruments and agreements that have been filed as exhibits to the Registration Statement and the documents incorporated by reference or deemed to be incorporated by reference therein) to which it is a party or by which its property is bound or affected (collectively, a "Contract") except to the extent that the Company has not yet satisfied its obligation to register under the Act up to 220,000 shares of Common Stock issuable upon exercise of certain warrants issued under the Warrant Agreement by and between the Company and Brean Murray & Co., Inc. dated as of October 29, 1999 (such agreement, the "Warrant Agreement," and such obligation, the "Registration Obligation"). To the best knowledge of the Company, no other party under any Contract to which it is a party is in default in any respect thereunder or has given written, or to the knowledge of the officers and directors of the Company oral, notice to the Company or any of its officers or directors of such other party's intention to terminate, cancel or refuse to renew any Contract. The Company is not now, and at the Closing Date will not be, in violation of any provision of its certificate of incorporation or by-laws.

              (m) FDA Matters and Clinical Trials.


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                   (i) As of the date of this Agreement, except as set forth in the Registration Statement or the Prospectus, the Company is not required to file or obtain any registration, application, license, request for exemption, permit or other regulatory authorization with the U.S. Food and Drug Administration (the "FDA") or any other federal, state, local or foreign regulatory body that regulates the types of matters subject to the jurisdiction of the FDA (together with the FDA, "Health Authorities") in order to conduct its business as described in the Registration Statement and the Prospectus.

                   (ii) To the best knowledge of the Company, the clinical
              trials, studies and other preclinical tests conducted by the Company or in which the Company has participated that are described in the Registration Statement and the Prospectus or the results of which are referred to in the Registration Statement or the Prospectus, and such studies and tests conducted on behalf of the Company, were and, if still pending, are, being conducted in accordance with experimental protocols, procedures and controls generally used by qualified experts in the preclinical or clinical study of new drugs or diagnostics as applied to comparable products to those being developed by the Company; to the best knowledge of the Company, the descriptions of the results of such studies, tests and trials contained in the Registration Statement and the Prospectus are accurate and complete in all material respects, and the Company has no knowledge of any other trials, studies or tests, the results of which the Company believes reasonably call into question the clinical trial results described or referred to in the Registration Statement and the Prospectus.

                   (iii) The Company has not received any notices or
              correspondence from any Health Authority which have not been resolved requiring or threatening the termination, suspension or modification of any animal studies, preclinical tests or clinical trials conducted by or on behalf of the Company or in which the Company has participated that are described in the Registration Statement or the Prospectus or the results of which are referred to in the Registration Statement or the Prospectus.

                   (iv) The Company has no knowledge of any adverse event that has resulted from any of such studies, tests or trials that was not disclosed as required to any Health Authority.

              (n) No Consent of Governmental Body Needed. No consent, approval, authorization or order of, or any filing or declaration with, any court or governmental agency or body is required in connection with the authorization, issuance, transfer, sale or delivery of the Shares by the Company, in connection with the execution, delivery and performance of this Agreement by the Company or in connection with the taking by the Company of any action contemplated hereby, except as have been obtained under the Act and such as may be required under U.S. state or Canadian provincial securities or Blue Sky laws or the by-laws



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         and rules of the National Association of Securities Dealers, Inc. (the
         "NASD") in connection with the purchase and distribution by the Underwriters of the Shares to be sold by the Company.

              (o) Qualification with Respect to Certain NASD Matters. The aggregate value of voting Common Stock held by non-affiliates of the Company is $100,000,000 or more. The Company has had an annual trading volume of at least 3,000,000 shares of its Common Stock. The Company has been subject to the reporting requirements of the Exchange Act for 36 months and has timely filed all required reports under the Exchange Act for the previous 12 months. The Company has not defaulted on any preferred stock dividend, sinking fund payment, interest payment, or lease obligation since the end of the most recent fiscal year for which certified financial statements of the Company were included in a report filed under Section 13(a) or 15(d) of the Exchange Act.

              (p) Agreement Duly Authorized and No Breach of Obligations or Charter. The Company has full corporate power and authority to enter into this Agreement. This Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding agreement of the Company enforceable against the Company in accordance with the terms hereof, except as the enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or general equitable principles. The performance of this Agreement and the consummation of the transactions contemplated hereby, and the application of the net proceeds from the offering and sale of the Shares to be sold by the Company in the manner set forth in the Prospectus under "Use of Proceeds" will not result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of the Company pursuant to the terms or provisions of, or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or give any other party a right to terminate any of its obligations under, or result in the acceleration of any obligation under, (x) the certificate of incorporation or by-laws of the Company, or (y) any Contract to which the Company is a party or by which the Company or any of its properties is bound or affected, or violate or conflict with any judgment, ruling, decree, order, statute, rule or regulation of any court or other governmental agency or body applicable to the business or properties of the Company.

              (q) Title to Property. The Company has good and marketable title to all properties and assets described or incorporated by reference in the Prospectus to be owned by it, free and clear of all liens, charges, encumbrances or restrictions, except as set forth or incorporated by reference in the Prospectus or are not material to the business of the Company. Except as described in the Prospectus, the Company has valid, subsisting and enforceable leases for the properties described or incorporated by reference in the Prospectus as leased by it,



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         with such exceptions as are not material and do not materially interfere with the use made and proposed to be made of such properties by the Company.

              (r) Documents Described in Registration Statement. There is no document or Contract of a character required to be described or incorporated by reference in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement that is not described or filed as required. All such documents and Contracts that are currently in effect and that are described or incorporated by reference in the Registration Statement or the Prospectus or filed as an exhibit to the Registration Statement were duly authorized, executed and delivered by the Company, and constitute valid and binding agreements of the Company and are enforceable against the Company in accordance with the terms thereof.

              (s) No Untrue Statement. No statement, representation, warranty or covenant made by the Company in this Agreement or made in any certificate or document required by this Agreement to be delivered to the Representatives was or will be, when made, inaccurate, untrue or incorrect.

              (t) No Price Stabilization or Manipulation. Neither the Company nor any of its directors, officers or controlling persons has taken, directly or indirectly, any action intended to cause or result in, or which might reasonably be expected to cause or result in, or which has constituted, stabilization or manipulation, under the Act or otherwise, of the price of any security of the Company to facilitate the sale or resale of the Shares.

              (u) No Registration Rights. No holder of securities of the Company has rights to register any securities of the Company because of the filing of the Registration Statement, the Prospectus or the offering of the Shares, except for the Registration Obligation under the Warrant Agreement, and rights that have been duly waived by such holder, have expired or have been fulfilled by registration prior to the date of this Agreement.

              (v) Stock Exchange Listing. The Shares are duly authorized for listing on the Nasdaq National Market, subject only to notice of issuance.

              (w) Labor Matters. The Company is not involved in any material labor dispute nor, to the knowledge of the Company, is any such dispute threatened.

              (x) No Unlawful Contributions or Payments. Neither the Company nor to the best of the Company's knowledge, any of its officers, directors,



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         employees or agents, have made any contribution or other payment to any official of, or candidate for, any federal, state or foreign office in violation of any law or of the character required to be disclosed in the Prospectus.

              (y) Taxes. The Company has filed all necessary federal, state and foreign income and franchise tax returns and has paid all taxes required to be paid by it and, if due and payable, any related or similar assessment, fine or penalty levied against it except where the failure to file such tax returns or to pay such taxes and other payments would not have a Material Adverse Effect. The Company has made adequate charges, accruals and reserves in the applicable financial statements referred to in Section 3(g) above in respect of all material federal, state and foreign income and franchise taxes for all periods as to which the tax liability of the Company has not been finally determined.

              (z) Insurance. The Company carries, or is covered by, insurance in such amounts and covering such risks as it believes is adequate for the conduct of its business and the value of its properties as is customary for companies engaged in similar industries.

              (aa) Defined Benefit Plans. The Company has not maintained or contributed to a defined benefit plan as defined in Section 3(35) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). No plan maintained or contributed to by the Company that is subject to ERISA (an "ERISA Plan") (or any trust created thereunder) has engaged in a "prohibited transaction" within the meaning of Section 406 of ERISA or Section 4975 of the Code that could subject the Company to any material tax penalty on prohibited transactions and that has not adequately been corrected. Each ERISA Plan is in compliance in all material respects with all reporting, disclosure and other requirements of the Code and ERISA as they relate to such ERISA Plan, except for any noncompliance which would not result in the imposition of a material tax or monetary penalty. With respect to each ERISA Plan that is intended to be "qualified" within the meaning of Section 401(a) of the Code, either (i) a determination letter has been issued by the Internal Revenue Service stating that such ERISA Plan and the attendant trust are qualified thereunder, or (ii) the remedial amendment period under
         Section 401(b) of the Code with respect to the establishment of such ERISA Plan has not ended and a determination letter application will be filed with respect to such ERISA Plan prior to the end of such remedial amendment period. The Company has not ever completely or partially withdrawn from a "multiemployer plan," as defined in Section 3(37) of ERISA.

              (bb) Intellectual Property. Except as set forth or incorporated by reference in the Prospectus, the Company owns, has licensed or otherwise has adequate rights to use trade secrets, know-how, technology (including other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), inventions, designs, processes, works of authorship, computer programs and technical data and information (collectively, the "Intellectual Property") that are or could reasonably be expected to be material to its business as currently conducted or proposed to be conducted or to the development, manufacture, operation and sale of any products and services sold or proposed to be sold by the Company. Except as set forth or incorporated by reference in the Prospectus, the Company has not received any notice of infringement of or conflict with asserted rights of others with respect to any Intellectual Property. Except as set forth or incorporated by reference in the Prospectus, the Company is not obligated or under any liability whatsoever to make any material payment by way of royalties, fees or otherwise to any owner or licensee of, or other claimant to, any Intellectual Property, with respect to the use thereof or in connection with the conduct of its business or otherwise.

              (cc) Trademarks. The Company owns, or is licensed or otherwise has the full exclusive right to use, all material trademarks and trade names that are used in or reasonably necessary for the conduct of its business as currently conducted and as described in the Prospectus. The Company has not received any notice of infringement of or conflict with asserted rights of others with respect to any such trademarks or trade names, or challenging or questioning the validity or effectiveness of any such trademark or trade name. The use, in connection with the business and operations of the Company of such trademarks and trade names does not, to the Company's knowledge, infringe on the rights of any person.

              (dd) Protection of Intellectual Property. The Company has taken reasonable security measures to protect the secrecy, confidentiality and value of all its Intellectual Property in all material aspects, in such manner as it believes is adequate for the conduct of its business and the value of its Intellectual Property as is customary for companies engaged in similar industries.

              (ee) Related Party Transactions. There are no business relationships or related party transactions involving the Company or any other person required to be described in the Prospectus that have not been described or incorporated therein by reference.

              (ff) Environmental Matters. The Company (i) is in compliance with any and all applicable federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (collectively, "Environmental Laws"), (ii) has received all permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its businesses and (iii) is in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, either singly or in the aggregate, have a Material Adverse Effect.

         4. Agreements of the Company. The Company agrees with each Underwriter as follows:

              (a) Amendments and Supplements to Registration Statement. The Company shall not, during such period as the Prospectus is required by law to be delivered in connection with sales of the Shares by an Underwriter or dealer, file any amendment or supplement to the Registration Statement or the Prospectus, unless a copy thereof shall first have been submitted to the Representatives within a reasonable period of time prior to the filing thereof and the Representatives shall not have objected thereto in good faith.

              (b) Notifications to the Representatives. If the Registration Statement has not already been declared effective by the Commission, the Company shall use its best efforts to cause the Registration Statement to become effective, and shall notify the Representatives promptly, and shall confirm such advice in writing, (i) when any post-effective amendment to the Registration Statement has become effective, (ii) of any request by the Commission for amendments or supplements to the Registration Statement or the Prospectus or for additional information, (iii) of the commencement by the Commission or by any state securities commission of any proceedings for the suspension of the qualification of any of the Shares for offering or sale in any jurisdiction or of the initiation, or the threatening, of any proceeding for that purpose, including, without limitation, the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose or the threat thereof, (iv) of the happening of any event during the period mentioned in the second sentence of Section 4(e) hereof that in the judgment of the Company makes any statement made in the Registration Statement or the Prospectus untrue or that requires the making of any changes in the Registration Statement or the Prospectus in order to make the statements therein, in light of the circumstances in which they are made, not misleading and (v) of receipt by the Company or any representative of the Company of any other communication from the Commission relating to the Company, the Registration Statement or the Prospectus. If at any time the Commission shall issue any order suspending the effectiveness of the Registration Statement, the Company shall use best efforts to obtain the withdrawal of such order at the earliest possible moment. The Company shall use its best efforts to comply with the provisions of and make all requisite filings with the Commission pursuant to Rule 430A and to notify the Representatives promptly of all such filings.

              (c) Executed Registration Statements. The Company shall furnish to the Representatives, without charge, two signed copies of the Registration Statement and of any post-effective amendment thereto, including financial statements and schedules, and all exhibits thereto (including any document filed under the Exchange Act and deemed to be incorporated by reference into the Prospectus), and shall furnish to the Representatives, without charge, a signed copy of the Registration Statement and any post-effective amendment thereto, including financial statements and schedules but without exhibits.

              (d) Undertakings. The Company shall comply with all the provisions of any undertakings contained in the Registration Statement.

              (e) Prospectus. On the Effective Date, and thereafter from time to time, the Company shall deliver to each of the Underwriters, without charge, as many copies of the Prospectus and any amendment or supplement thereto as the Representatives may reasonably request. The Company consents to the use of the Prospectus and any amendment or supplement thereto by the Underwriters and by all dealers to whom the Shares may be sold, both in connection with the offering or sale of the Shares and for any period of time thereafter during which the Prospectus is required by law to be delivered in connection therewith. If during such period of time any event shall occur that in the judgment of the Company or counsel to the Underwriters should be set forth in the Prospectus in order to make any statement therein, in the light of the circumstances under which it was made, not misleading, or if it is necessary to supplement or amend the Prospectus to comply with law, the Company shall forthwith prepare and duly file with the Commission an appropriate supplement or amendment thereto, and shall deliver to each of the Underwriters, without charge, such number of copies thereof as the Representatives may reasonably request. The Company shall not file any document under the Exchange Act before the termination of the offering of the Shares by the Underwriters if such document would be deemed to be incorporated by reference into the Prospectus unless a copy thereof shall first have been submitted to the Representatives within a reasonable period of time prior to the filing thereof and the Representatives shall not have objected thereto in good faith.

              (f) Compliance with Blue Sky Laws. Prior to any public offering of the Shares by the Underwriters, the Company shall cooperate with the Representatives and counsel to the Underwriters in connection with the registration or qualification (or the obtaining of exemptions from the application thereof) of the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Representatives may request, including, without limitation, the provinces and territories of Canada and other jurisdictions outside the United States; provided, however, that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to general service of process in any jurisdiction where it is not now so subject.

              (g) Delivery of Financial Statements. During the period of five years commencing on the Effective Date, the Company shall furnish to the Representatives and each other Underwriter who may so request copies of such financial statements and other periodic and special reports as the Company may from time to time distribute generally to the holders of any class of its capital stock, and will furnish to the Representatives and each other Underwriter who may so request a copy of each annual or other report it shall be required to file with the Commission.

              (h) Availability of Earnings Statements. The Company shall make generally available to holders of its securities as soon as may be practicable but in no event later than the last day of the fifteenth full calendar month following the calendar quarter in which the Effective Date occurred, an earnings statement (which need not be audited but shall be in reasonable detail) for a period of 12 months ended commencing on the first day of the first fiscal quarter following the filing of the last report of the Company contemplated by Rule 158(c)(3) under the Act, which satisfies the provisions of Section 11(a) of the Act (including such Rule 158).

              (i) Reimbursement of Certain Expenses. Whether or not any of the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Company shall pay, or reimburse if paid by the Representatives, all costs and expenses incident to the performance of the obligations of the Company under this Agreement, including but not limited to costs and expenses of or relating to (i) the preparation, printing and filing of the Registration Statement and exhibits to it, the Prospectus and any amendment or supplement to the Registration Statement or the Prospectus, (ii) the preparation and delivery of certificates representing the Shares, (iii) the printing of this Agreement, the Agreement Among Underwriters and any Dealer Agreements and any Underwriters' Questionnaire, (iv) furnishing (including costs of shipping, mailing and courier) such copies of the Registration Statement, the Prospectus and all amendments and supplements thereto, as may be requested for use in connection with the offering and sale of the Shares by the Underwriters or by dealers to whom Shares may be sold, (v) the listing of the Shares on the Nasdaq National Market, (vi) any filings required to be made by the Representatives with the NASD, and the fees, disbursements and other charges of counsel for the Underwriters in connection therewith (not to exceed $6,000 in the aggregate), (vii) the registration or qualification of the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions designated pursuant to Section 4(f) hereof, including the fees, disbursements and other charges of counsel to the Underwriters in connection therewith (not to exceed $5,000 in the aggregate), and, if requested by the Representatives, the preparation and printing of preliminary, supplemental and final Blue Sky memoranda, (viii) counsel to the Company, (ix) the transfer agent for the Shares, (x) the Accountants, (xi) the marketing of the offering by the Company, including, without limitation, all costs and expenses of commercial airline tickets, hotels, meals and other travel expenses of officers, employees, agents and other representatives of the Company (but not officers, employees, agents or other representatives of the Representatives), and (xiii) all fees, costs and expenses for consultants used by the Company in connection with the offering.

              (j) Reimbursement of Expenses upon Termination of Agreement. If this Agreement shall be terminated by the Company pursuant to any of the provisions hereof or if for any reason the Company shall be unable to perform its obligations hereunder, the Company shall reimburse the several Underwriters for all out-of-pocket expenses (including the fees, disbursements and other charges of counsel to the Underwriters) reasonably incurred by them in connection herewith.

              (k) No Stabilization or Manipulation. The Company shall not at any time, directly or indirectly, take any action intended to cause or result in, or which might reasonably be expected to cause or result in, or which will constitute, stabilization or manipulation, under the Act or otherwise, of the price of the shares of Common Stock to facilitate the sale or resale of any of the Shares.

              (l) Use of Proceeds. The Company shall apply the net proceeds from the offering and sale of the Shares to be sold by the Company in the manner set forth in the Prospectus under "Use of Proceeds." The Company shall not invest, or otherwise use, the proceeds received from the sale of the Shares in such a manner as would require the Company to register as an investment company under the Investment Company Act.

              (m) Lock-up Agreements of Management and Affiliates. The Company shall not, and shall cause each of its executive officers, directors, Elliott Associates, L.P. and Elliott International, L.P. to enter into agreements with the Representatives in the form set forth in Exhibit B to the effect that they shall not, for a period of 90 days after the date of the Prospectus Supplement, without the prior written consent of GKM (which consent may be withheld in its sole discretion), offer to sell, sell, pledge, contract to sell, purchase any option to sell, grant any option for the purchase of, lend, or otherwise dispose of, or require the Company to file with the Commission a registration statement under the Act to register, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or warrants or other rights to acquire shares of Common Stock of which they are now, or may in the future become, the beneficial owner (within the meaning of Rule 13d-3 under the

         Exchange Act) (other than, with respect to the Company, in connection with bona fide business acquisitions and strategic alliances, provided that the parties to such acquisitions or alliances agree to be subject to this lock-up, or pursuant to employee stock option plans existing on, or upon the conversion or exchange of convertible or exchangeable securities outstanding as of, the date of the Prospectus Supplement).

              (n) Required Reports. The Company will timely file all such reports, forms or other documents as may be required from time to time under the Act and the Exchange Act, and all such reports, forms and documents filed will comply in all material respects as to form and substance with the applicable requirements of the Act and the Exchange Act.

              (o) Registration Obligation. The Company will use commercially reasonable efforts to promptly satisfy the Registration Obligation under the Warrant Agreement.

         5. Conditions of the Obligations of the Underwriters. In addition to the execution and delivery of the Price Determination Agreement, the obligations of each Underwriter hereunder are subject to the following conditions:

              (a) The Company shall have filed the Prospectus (including the Prospectus Supplement) with the Commission (including the information required by Rule 430A under the Securities Act) in the manner and within the time period required by Rule 424(b) under the Securities Act; or the Company shall have filed a post-effective amendment to the Registration Statement containing the information required by such Rule 430A, and such post-effective amendment shall have become effective; or, if the Company elected to rely upon Rule 434 under the Securities Act and obtained the Representatives' written consent thereto, the Company shall have filed a term sheet with the Commission in the manner and within the time period required by Rule 424(b).

              (b) No Stop Orders, Requests for Information and No Amendments.
         (i) No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall be pending or are, to the best knowledge of the Company, threatened by the Commission, (ii) no order suspending the effectiveness of the Registration Statement or the qualification or registration of the Shares under the securities or Blue Sky laws of any jurisdiction shall be in effect and no proceeding for such purpose shall be pending before or threatened or contemplated by the authorities of any such jurisdiction, (iii) any request for additional information on the part of the staff of the Commission or any such authorities shall have been complied with to the satisfaction of the staff of the Commission or such authorities and (iv) after the date hereof no amendment or supplement to the Registration Statement or the Prospectus shall have been filed unless a copy thereof was first submitted to the Representatives and the Representatives did not object thereto in good faith, and the Representatives shall have received certificates, dated the Closing Date and the Option Closing Date and signed by the Chief Executive Officer and the Chief Financial Officer of the Company (who may, as to proceedings threatened, rely upon the best of their information and belief), to the effect of clauses (i), (ii) and (iii).

              (c) No Material Adverse Changes. Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as set forth or incorporated by reference in the Prospectus (i) there shall not have been a Material Adverse Change,
         (ii) the Company shall not have incurred any material liabilities or obligations, direct or contingent, the effect of any of which is such as to make it impracticable or inadvisable in the judgment of the Underwriters to market the Shares on the terms and in the manner contemplated by the Prospectus Supplement, (iii) the Company shall not have entered into any material transactions not in the ordinary course of business other than pursuant to this Agreement and the transactions referred to herein, (iv) the Company has not issued any securities (other than the Shares) or declared or paid any dividend or made any distribution in respect of its capital stock of any class or debt (long-term or short-term), and (v) no material amount of the assets of the Company shall have been pledged, mortgaged or otherwise encumbered.

              (d) No Actions, Suits or Proceedings. Since the respective dates as of which information is given or incorporated by reference in the Registration Statement and the Prospectus, there shall have been no actions, suits or proceedings instituted, or to the Company's knowledge, threatened against or affecting, the Company or any of its officers in their capacity as such, before or by any Federal, state or local court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign, wherein an unfavorable ruling, decision or finding would reasonably be expected to have a Material Adverse Effect.

              (e) All Representations True and Correct and All Conditions Fulfilled. Each of the representations and warranties of the Company contained herein shall be true and correct in all material respects at the Closing Date as if made at the Closing Date and, with respect to the Option Shares, at the Option Closing Date as if made at the Option Closing Date, and all covenants and agreements contained herein to be performed by the Company and all conditions contained herein to be fulfilled or complied with by the Company at or prior to the Closing Date and, with respect to the Option Shares, at or prior to the Option Closing Date, shall have been duly performed, fulfilled or complied with.

              (f) Opinions of Counsel to the Company. The Representatives shall have received the opinions and letters, each dated the Closing Date and, with respect to the Option Shares, the Option Closing Date, reasonably satisfactory in form and substance to counsel for the Underwriters, from Fulbright & Jaworski L.L.P., counsel to the Company, to the effect set forth in Exhibit C, and from Pennie & Edmonds LLP, Coleman Sudol, LLP and Jacobson, Price, Holman and Stern LLP patent counsel to the Company.

              (g) Opinion of Counsel to the Underwriters. The Representatives shall have received an opinion, dated the Closing Date and the Option Closing Date, from Morrison & Foerster LLP, counsel to the Underwriters, with respect to the Registration Statement, the Prospectus and this Agreement, which opinion shall be satisfactory in all respects to the Representatives.

              (h) Accountant's Comfort Letter. On the date of the Prospectus Supplement, the Representatives shall have received from the Accountants a letter dated the date of its delivery, addressed to the Representatives, in form and substance reasonably satisfactory to the Representatives, containing statements and information of the type ordinarily included in accountant's "comfort letters" to underwriters, delivered according to Statement of Auditing Standards No. 72 (or any successor bulletin), with respect to the audited and unaudited financial statements and certain financial information contained or incorporated by reference in the Registration Statement and the Prospectus. At the Closing Date and, as to the Option Shares, the Option Closing Date, the Representatives shall have received from the Accountants a letter dated such date, in form and substance reasonably satisfactory to the Representatives, to the effect that they reaffirm the statements made in the letter furnished by them pursuant to the preceding sentence, except that the specified date referred to therein for the carrying out of procedures shall be no more than three business days prior to the Closing Date.

              (i) Officer's Certificates. At the Closing Date and, as to the Option Shares, the Option Closing Date, there shall be furnished to the Representatives an accurate certificate, dated the date of its delivery, signed by each of the Chief Executive Officer and the Chief Financial Officer of the Company, in form and substance satisfactory to the Representatives, to the effect that:

                   (i) each signer of such certificate has carefully examined the Registration Statement and the Prospectus (including any documents filed under the Exchange Act and deemed to be incorporated by reference into the Prospectus);

                   (ii) there has not been a Material Adverse Change;

                   (iii) each of the representations and warranties of the
              Company contained in this Agreement are, at the time such certificate is delivered, true and correct in all material respects; and

                   (iv) each of the covenants required herein to be performed by the Company on or prior to the date of such certificate has been duly, timely and fully performed and each condition herein required to be complied with by the Company on or prior to the delivery of such certificate has been duly, timely and fully complied with.

              (j) Lock-Up Agreements. On or prior to the Closing Date, the Representatives shall have received the executed "lock-up" agreements referred to in Section 4(m).

              (k) Compliance with Blue Sky Laws. The Shares shall be qualified for sale in such states and jurisdictions as the Representatives may reasonably request, including, without limitation, the provinces and territories of Canada and other jurisdictions outside the United States, and each such qualification shall be in effect and not subject to any stop order or other proceeding on the Closing Date and the Option Closing Date.

              (l) Stock Exchange Listing. The Shares shall have been duly authorized for listing on the Nasdaq National Market, subject only to notice of issuance.

              (m) Company Certificates. The shall have furnished to the Representatives such certificates, in addition to those specifically mentioned herein, as the Representatives may have reasonably requested as to the accuracy and completeness at the Closing Date and the Option Closing Date of any statement in the Registration Statement or the Prospectus or any documents filed under the Exchange Act and deemed to be incorporated by reference into the Prospectus, as to the accuracy at the Closing Date and the Option Closing Date of the representations and warranties of the Company herein, as to the performance by the Company of its obligations hereunder, or as to the fulfillment of the conditions concurrent and precedent to the obligations hereunder of the Representatives.

         6. Indemnification.

              (a) Indemnification of the Underwriters. The Company shall indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person, if any, who controls each Underwriter within the meaning of Section 15 of the Act or Section 20 of the

         Exchange Act from and against any and all losses, claims, liabilities, expenses and damages (including any and all investigative, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding between any of the indemnified parties and any indemnifying parties or between any indemnified party and any third party, or otherwise, or any claim asserted), to which they, or any of them, may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, liabilities, expenses or damages arise out of or are based on any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in the Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company shall not be liable to the extent that such loss, claim, liability, expense or damage arises from the sale of the Shares in the public offering to any person by an Underwriter and is based on an untrue statement or omission or alleged untrue statement or omission made in reliance on and in conformity with information relating to any Underwriter furnished in writing to the Company by the Representatives on behalf of any Underwriter expressly for inclusion in the Registration Statement or the Prospectus; and provided, further, that the foregoing indemnity shall not apply if copies of the Prospectus were timely delivered to the Underwriters pursuant to this Agreement and a copy of the Prospectus (as then amended or supplemented, if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of an Underwriter to the person asserting the loss, claim, liability, expense or damage, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Shares to such person, and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, liability, expense or damage. If multiple claims are brought against any Underwriter, the directors, officers, employees and agents of such Underwriter and any person, if any, who controls such Underwriter within the meaning of Section 15 of the Act or
         Section 20 of the Exchange Act, in an arbitration proceeding, and indemnification is permitted under applicable law and is provided for under this Agreement with respect to at least one such claim, the Company agrees that any arbitration award shall be conclusively deemed to be based on claims as to which indemnification is permitted and provided for, except to the extent the arbitration award expressly states that the award, or any portion thereof, is based solely on a claim as to which indemnification is not available. This indemnity agreement will be in addition to any liability that the Company might otherwise have.

              (b) Indemnification of the Company. Each Underwriter shall indemnify and hold harmless the Company, its agents, each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, each director of the Company and each officer of the Company who signs the Registration Statement to the same extent as the foregoing indemnity from the Company to each Underwriter, but only insofar as losses, claims, liabilities, expenses or damages arise out of or are based on any untrue statement or omission or alleged untrue statement or omission made in reliance on and in conformity with information relating to each Underwriter furnished in writing to the Company by the Representatives on behalf of such Underwriter expressly for use in the Registration Statement, or the Prospectus. This indemnity will be in addition to any liability that each Underwriter might otherwise have.

              (c) Indemnification Procedures. Any party that proposes to assert the right to be indemnified under this Section 6 shall, promptly after receipt of notice of commencement of any action against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section 6, notify each such indemnifying party of the commencement of such action, enclosing a copy of all papers served, but the omission so to notify such indemnifying party shall not relieve the indemnifying party from any liability that it may have to any indemnified party under the foregoing provisions of this Section 6 unless, and only to the extent that, such omission results in the forfeiture of substantive rights or defenses by the indemnifying party. If any such action is brought against any indemnified party and it notifies the indemnifying party of its commencement, the indemnifying party will be entitled to participate in and, to the extent that it elects by delivering written notice to the indemnified party promptly after receiving notice of the commencement of the action from the indemnified party, jointly with any other indemnifying party similarly notified, to assume the defense of the action, with counsel satisfactory to the indemnified party, and after notice from the indemnifying party to the indemnified party of its election to assume the defense, the indemnifying party will not be liable to the indemnified party for any legal or other expenses except as provided below and except for the reasonable costs of investigation subsequently incurred by the indemnified party in connection with the defense. The indemnified party will have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel will be at the expense of such indemnified party unless (i) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (ii) the indemnified party has reasonably concluded (based on advice of counsel) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, (iii) a conflict or potential conflict exists (based on advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party shall not have the right to direct the defense of such action on behalf of the indemnified party) or (iv) the indemnifying party has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees, disbursements and other charges of counsel shall be at the expense of the indemnifying party or parties. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm admitted to practice in such jurisdiction at any one time for all such indemnified party or parties. All such fees, disbursements and other charges shall be reimbursed by the indemnifying party promptly as they are incurred. An indemnifying party shall not be liable for any settlement of any action or claim effected without its written consent (which consent will not be unreasonably withheld or delayed). No indemnifying party shall, without the prior written consent of each indemnified party, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding relating to the matters contemplated by this Section 6 (whether or not any indemnified party is a party thereto), unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising or that may arise out of such claim, action or proceeding.

              (d) Contribution. In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in the foregoing paragraphs of this Section 6 is applicable in accordance with its terms but for any reason is held to be unavailable from the Company or the Underwriters, the Company and the Underwriters shall contribute to the total losses, claims, liabilities, expenses and damages (including any investigative, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted, but after deducting any contribution received by the Company from persons other than the Underwriters, such as persons who control the Company within the meaning of the Act, officers of the Company who signed the Registration Statement and directors of the Company, who also may be liable for contribution) to which the Company and the Underwriters may be subject in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. If, but only if, the allocation provided by the foregoing sentence is not permitted by applicable law, the allocation of contribution shall be made in such proportion as is appropriate to reflect not only the relative benefits referred to in the foregoing sentence but also the relative fault of the Company, on the one hand, and the Underwriters, on the other, with respect to the statements or omissions which resulted in such loss, claim, liability, expense or damage, or action in respect thereof, as well as any other relevant equitable considerations with respect to such offering. Such relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or Representatives on behalf of the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 6(d) were to be determined by pro rata allocation or by any other method of allocation (even if the Underwriters were treated as one entity for such purpose) which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, liability, expense or damage, or action in respect thereof, referred to above in this Section 6(d) shall be deemed to include, for purpose of this Section 6(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 6(d), no Underwriter shall be required to contribute any amount in excess of the underwriting discounts and commissions received by it, and no person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligation to contribute as provided in this Section 6(d) are several in proportion to their respective underwriting obligations and not joint. For purposes of this Section 6(d), any person who controls a party to this Agreement within the meaning of the Act will have the same rights to contribution as that party, and each officer of the Company who signed the Registration Statement will have the same rights to contribution as the Company, subject in each case to the provisions hereof. Any party entitled to contribution, promptly after receipt of notice of commencement of any action against such party in respect of which a claim for contribution may be made under this Section 6(d), will notify any such party or parties from whom contribution may be sought, but the omission so to notify will not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have under this Section 6(d). No party will be liable for contribution with respect to any action or claim settled without its written consent (which consent will not be unreasonably withheld).

              (e) Survival. The indemnity and contribution agreements contained in this Section 6 and the representations and warranties of the Company contained in this Agreement shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of the Underwriters, (ii) acceptance of any of the Shares and payment therefor or (iii) any termination of this Agreement.

         7. Termination. The obligations of the several Underwriters under this Agreement may be terminated at any time prior to the Closing Date (or, with respect to the Option Shares, on or prior to the Option Closing Date), by notice to the Company from the Representatives, without liability on the part of any Underwriter to the Company, if, prior to delivery and payment for the Firm Shares (or the Option Shares, as the case may be), in the sole judgment of the Representatives, any of the following shall occur:

              (a) trading or quotation in any of the equity securities of the Company shall have been suspended or limited by the Commission or by the Nasdaq National Market;

              (b) trading in securities generally on the New York Stock Exchange or the Nasdaq National Market shall have been suspended or limited or minimum or maximum prices shall have been generally established on such exchange, or additional material governmental restrictions, not in force on the date of this Agreement, shall have been imposed upon trading in securities generally by such exchange or by order of the Commission or any court or other governmental authority;

              (c) a general banking moratorium shall have been declared by any of Federal, New York or Delaware authorities;

              (d) any material adverse change in the financial or securities markets in the United States or in political, financial or economic conditions in the United States or any outbreak or material escalation of hostilities or declaration by the United States of a national emergency or war or other calamity or crisis shall have occurred, the effect of any of which is such as to make it impracticable or inadvisable to market the Shares on the terms and in the manner contemplated by the Prospectus;

              (e) if the Company shall have sustained a loss material or substantial to the Company by reason of flood, fire, accident, hurricane, earthquake, theft, sabotage, or other calamity or malicious act, whether or not such loss shall have been insured, the effect of any of which is such as to make it impracticable or inadvisable to market the Shares on the terms and in the manner contemplated by the Prospectus; or

              (f) if there shall have been a Material Adverse Change.

         8. Substitution of Underwriters. If any one or more of the Underwriters shall fail or refuse to purchase any of the Firm Shares which it or they have agreed to purchase hereunder, and the aggregate number of Firm Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate number of Firm Shares, the other Underwriters shall be obligated, severally, to purchase the Firm Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase, in the proportions which the number of Firm Shares which they have respectively agreed to purchase pursuant to Section 1 bears to the aggregate number of Firm Shares which all such non-defaulting Underwriters have so agreed to purchase, or in such other proportions as the Representatives may specify; provided that in no event shall the maximum number of Firm Shares which any Underwriter has become obligated to purchase pursuant to Section 1 be increased pursuant to this Section 8 by more than one-ninth of the number of Firm Shares agreed to be purchased by such Underwriter without the prior written consent of such Underwriter. If any Underwriter or Underwriters shall fail or refuse to purchase any Firm Shares and the aggregate number of Firm Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase exceeds one-tenth of the aggregate number of the Firm Shares and arrangements satisfactory to the Company and the Representatives for the purchase of such Firm Shares are not made within 48 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter, or the Company for the purchase or sale of any Shares under this Agreement. In any such case either the Representatives or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. Any action taken pursuant to this Section 8 shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

         9. Miscellaneous.

              (a) Notices. Notice given pursuant to any of the provisions of this Agreement shall be in writing and, unless otherwise specified, shall be mailed or delivered (a) if to the Company, at the office of the Company, 4 Science Park, New Haven, CT 06511, Attention: Chief Executive Officer or (b) if to the Underwriters, at the offices of GKM, 529 Fifth Avenue, New York, New York 10017, Attention: Director of Investment Banking. Any such notice shall be effective only upon receipt. Any notice under Section 7 may be made by telecopy or telephone, but if so made shall be subsequently confirmed in writing.

              (b) No Third Party Beneficiaries. This Agreement has been and is made solely for the benefit of the several Underwriters, the Company and of the controlling persons, directors and officers referred to in
         Section 6, and their respective successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" as used in this Agreement shall not include a purchaser of Shares from the Underwriters in his, her or its capacity as such a purchaser, as such purchaser of Shares from any of the several Underwriters.

              (c) Survival of Representations and Warranties. All representations, warranties and agreements of the Company contained herein or in certificates or other instruments delivered pursuant hereto, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter or any of their controlling persons and shall survive delivery of and payment for the Shares hereunder.

              (d) Actions of the Representatives. Any action required or permitted to be taken by the Representatives under this Agreement may be taken by them jointly or by GKM.

              (e) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE. Each party hereto hereby irrevocably submits for purposes of any action arising from this Agreement brought by the other party hereto to the jurisdiction of the courts of New York State located in the Borough of Manhattan and the U.S. District Court for the Southern District of New York. This Agreement may be signed in two or more counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument.

              (f) Survival of Provisions upon Invalidity of Any Single Provision. In case any provision in this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

              (g) Waiver of Jury Trial. The Company and the Underwriters each hereby irrevocably waive any right they may have to a trial by jury in respect of any claim based upon or arising out of this Agreement or the transactions contemplated hereby.

              (h) Titles and Subtitles. The titles of the sections and subsections of this Agreement are for convenience and reference only and are not to be considered in construing this Agreement.

              (i) Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties hereto and supersedes all prior agreements and understandings relating to the subject matter hereof. This Agreement may not be amended or otherwise modified or any provision hereof waived except by an instrument in writing signed by GKM and the Company.

         Please confirm that the foregoing correctly sets forth the agreement among the Company and the several Underwriters.

                                             Very truly yours,

                                             VION PHARMACEUTICALS, INC.


                                             By: /s/ Steven H. Koehler
                                                 ---------------------------
                                                 Name: Steven H. Koehler
                                                 Title: Vice President, Finance

Confirmed as of the date first above mentioned:

GERARD KLAUER MATTISON & CO., INC.
C.E. UNTERBERG, TOWBIN
Acting on behalf of themselves and as
Representatives of the several Underwriters named in Schedule I hereof.
c/o Gerard Klauer Mattison & Co., Inc.

GERARD KLAUER MATTISON & CO., INC.



By: /s/ Kenneth Lerner
    ---------------------------
    Name: Kenneth Lerner
    Title: Managing Director

C.E. UNTERBERG, TOWBIN

By: /s/ Michael E. Marrus
    ---------------------------
    Name: Michael E. Marrus
    Title: Managing Director

                                   SCHEDULE I

                                                              Number of
                                                              Firm
Underwriters                                                  Common Shares
                                                              to be Purchased
Gerard Klauer Mattison & Co., Inc. .......................          2,000,000
C.E. Unterberg, Towbin....................................            500,000

         Total............................................          2,500,000

                                                                       EXHIBIT A

                           VION PHARMACEUTICALS, INC.

                          PRICE DETERMINATION AGREEMENT

                                                                  August 9, 2001

Gerard Klauer Mattison & Co., Inc.
C.E. Unterberg, Towbin
     As Representatives of the several Underwriters
c/o Gerard Klauer Mattison & Co., Inc.
529 Fifth Avenue
New York, New York 10017

Ladies and Gentlemen:

         Reference is made to the Underwriting Agreement, dated August 9, 2001 (the "Underwriting Agreement"), among Vion Pharmaceuticals, Inc., a Delaware corporation (the "Company"), Gerard Klauer Mattison & Co., Inc. ("GKM") and C.E. Unterberg, Towbin, as representatives of the several underwriters named in
Schedule I thereto (collectively, the "Underwriters"). The Underwriting Agreement provides for the purchase by Underwriters from the Company subject to the terms and conditions set forth therein, of an aggregate of 2,500,000 shares (the "Firm Shares") of Common Stock, par value $0.01 per share. This Agreement is the Price Determination Agreement referred to in the Underwriting Agreement.

         Pursuant to Section 1 of the Underwriting Agreement, the undersigned agree with the Representatives as follows:

              1. The public offering price per share at which the Firm Shares shall initially be offered shall be $5.00.

              2. The purchase price per share for the Firm Shares to be paid by the Underwriters shall be $4.6625, representing an amount equal to the public offering price set forth above, less $0.3375 per share, representing the underwriting discounts and commissions.

         The Company represents and warrants to each of the Underwriters that the representations and warranties of the Company set forth in Section 3 of the Underwriting Agreement are accurate as though expressly made at and as of the date hereof.

         THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE. Each party hereto hereby irrevocably submits for purposes of any action arising from this Agreement brought by the other party hereto to the jurisdiction of the courts of New York State located in the Borough of Manhattan and the U.S. District Court for the Southern District of New York.

         If the foregoing is in accordance with your understanding of the agreement among the Company and the Underwriters, please sign and return to the Company a counterpart hereof, whereupon this instrument along with all counterparts and together with the Underwriting Agreement shall be a binding agreement among the Company and the Underwriters in accordance with its terms and the terms of the Underwriting Agreement.

                                                  Very truly yours,

                                                  VION PHARMACEUTICALS


                                             By:
                                                 ---------------------------
                                                 Name:
                                                 Title:


Confirmed as of the date first above mentioned:

GERARD KLAUER MATTISON & CO., INC.
C.E. UNTERBERG, TOWBIN
Acting on behalf of themselves and as
Representatives of the several Underwriters named in Schedule I hereof.
c/o Gerard Klauer Mattison & Co., Inc.

GERARD KLAUER MATTISON & CO., INC.


By:
   ---------------------------
   Name:
   Title:


C.E. UNTERBERG, TOWBIN


By:
   ---------------------------
   Name:
   Title:

                                                                       EXHIBIT B

                                                                          , 2001
                                                            ---------- ---
Gerard Klauer Mattison & Co., Inc.
     As a Representative of the several Underwriters
c/o Gerard Klauer Mattison & Co., Inc.
529 Fifth Avenue
New York, New York 10017

Ladies and Gentlemen:

         The undersigned understands that Gerard Klauer Mattison & Co., Inc. ("GKM"), as a Representative of the several Underwriters (the "Underwriters"), proposes to enter into an Underwriting Agreement (the "Underwriting Agreement") with Vion Pharmaceuticals, Inc., a Delaware corporation (the "Company") providing for a public offering (the "Public Offering") by the Underwriters of shares of the common stock, par value $.001 per share, of the Company (the "Common Stock").

         In consideration of the Underwriting Agreement, the undersigned hereby agrees that the undersigned shall not, for a period of 90 days after the date of the Prospectus Supplement relating to the Public Offering, without the prior written consent of GKM (which consent may be withheld in its sole discretion), offer to sell, sell, pledge, contract to sell, purchase any option to sell, grant any option for the purchase of, lend, or otherwise dispose of, or require or request the Company to file with the Securities and Exchange Commission a registration statement under the Securities Act of 1933, as amended (the "Act"), to register, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or warrants or other rights to acquire shares of Common Stock of which the undersigned is now, or may in the future become, the beneficial owner (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended). Transfers or dispositions can be made sooner in the case of gifts, estate planning transfers and transfers to affiliates of the undersigned where the donee or transferee, as the case may be, signs a copy of this agreement and promptly delivers a copy to GKM. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company's transfer agent and registrar against the transfer of shares of Common Stock or securities convertible into or exercisable or exchangeable for Common Stock owned either of record or beneficially by the undersigned except in compliance with the foregoing restrictions.

         The undersigned understands that the Company and the Underwriters are relying upon this agreement in proceeding toward consummation of the Public Offering. The undersigned further understands that this agreement is irrevocable and shall be binding upon the undersigned's heirs, legal representatives, successors and assigns. This agreement will remain in full force and effect notwithstanding the substitution or addition of any Underwriters to the Public Offering.

         Whether or not the Public Offering actually occurs depends on a number of factors, including market conditions. Any Public Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation between the Company and the Underwriters.

                                          Very truly yours,


                                          By:
                                              ---------------------------------
                                          Print Name:
                                                      -------------------------
                                          Phone Number:
                                                    ---------------------------

                                                                       EXHIBIT C


                               Form of Opinion of
                           Fulbright & Jaworski L.L.P.

                                                              August __, 2001


Gerard Klauer Mattison & Co., Inc.
C.E. Unterberg, Towbin
         As representatives of the several Underwriters
c/o General Klauer Mattison & Co., Inc.
529 Fifth Avenue
New York, New York 10017


                                    Re: Vion Pharmaceuticals, Inc.
                                        -------------------------

Ladies and Gentlemen:

         Reference is made to the Underwriting Agreement (the "Underwriting Agreement"), dated August __, 2001, by and among you as representatives of the Underwriters named in Schedule I to the Underwriting Agreement (the "Underwriters"), and Vion Pharmaceuticals, Inc., a Delaware corporation (the "Company"), which provides, among other things, (i) for the purchase by the Underwriters of an aggregate of 2,500,000 shares (the "Firm Shares") of the Company's Common Stock, $.01 par value (the "Common Stock"), and (ii) for the grant to the Underwriters of an option to purchase up to an additional 375,000 shares (the "Option Shares") of Common Stock to cover over-allotments, if any, in the sale of the Firm Shares by the Underwriters. The Firm Shares and the Option Shares are collectively referred to herein as the "Shares." This opinion is rendered by us, as counsel to the Company, pursuant to Section 5(f) of the Underwriting Agreement. Capitalized terms used in this opinion that are not otherwise defined have the respective meanings given them in the Underwriting Agreement.

         In connection with this opinion, we have examined the registration statement on Form S-3 (No. 333-58206) covering the registration of up to 4,700,000 shares of Common Stock under the Securities Act of 1933, as amended (the "Act"), filed with the Securities and Exchange Commission (the "Commission"), including Amendments No. 1 and 2 thereto, when it became effective on June 26, 2001, covering the registration of the Shares (the "Registration Statement"), and all documents incorporated by reference in the Registration Statement (the "Incorporated Documents"), the prospectus, dated June 21, 2001 (the "Prospectus"), the prospectus supplement filed in accordance with Rule 424(b)(5) of the Act on August __, 2001 (the "Prospectus Supplement" and, together with the Prospectus, the "Final Prospectus"), the Underwriting Agreement and such documents, corporate records and questions of law as we deem necessary for the purposes of this opinion. We have also examined such certificates of public officials, corporate officers of the Company and of other persons as we have deemed relevant and

Gerard Klauer Mattison & Co., Inc.
C.E. Unterberg, Towbin
     As representatives of the several Underwriters
August __, 2001
Page 2

appropriate as a basis for the opinions expressed herein. Further, in making the foregoing examinations, we have assumed the genuineness of all signatures, the legal capacity of each natural person signatory to any of the documents reviewed by us, the authenticity of all documents submitted to us as originals and the conformity to authentic original documents of all documents submitted to us as copies. In making the foregoing examinations, we have assumed that all representations and warranties made in the aforesaid documents (other than those which are expressed herein as our opinions) were and are true, correct and complete.

         In rendering the opinions expressed herein, we have assumed that each of the documents examined by us (other than the Underwriting Agreement) has been duly authorized, executed and delivered by each of the parties thereto and that the Underwriting Agreement has been duly authorized, executed and delivered by or on behalf of each of the parties thereto other than the Company, that each such party has the requisite power and authority to execute, deliver and perform such documents to which it is a party and that such documents constitute the legal, valid and binding obligations of each such party thereto.

         Based upon the foregoing, and upon an examination of such questions of law as we have considered necessary or appropriate, and subject to the assumptions, exceptions, qualifications and limitations set forth herein, we advise you that, in our opinion:

         1. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware.

         2. The Company is duly licensed or qualified to do business as a foreign corporation and is in good standing in the State of Connecticut.

         3. The authorized capital stock of the Company conforms in all material respects as to legal matters to the description contained in the Final Prospectus and the Incorporated Documents. The authorized capital stock of the Company is as set forth in the Final Prospectus under the caption "Recent Developments." The form of certificate used to evidence the Company's Common Stock is in due and proper form and complies with all applicable statutory requirements. All of the issued and outstanding shares of Common Stock have been, and the Shares, when issued, delivered and paid for by the Underwriters in accordance with the terms of the Underwriting Agreement, will be, duly authorized, validly issued, fully paid and nonassessable and will not be subject to any preemptive or similar rights arising under the Delaware General Corporation Law, the Company's Certificate of Incorporation or By-laws, or any agreement listed as an exhibit to the Registration Statement or listed as an exhibit to any of the Incorporated Documents (the "Exhibits"). To our knowledge, except for the registration rights granted with respect to [220,000] shares of Common Stock issued or issuable upon

Gerard Klauer Mattison & Co., Inc.
C.E. Unterberg, Towbin
     As representatives of the several Underwriters
August __, 2001
Page 3

exercise of the warrants originally granted to Brean Murray & Co., Inc. pursuant to the Warrant Agreement, dated October 29, 1999, neither the filing of the Registration Statement nor the offering or sale of the Shares pursuant to the Underwriting Agreement gives rise to any rights for the registration of any shares of Common Stock or other securities of the Company pursuant to any of the Exhibits, except as disclosed in the Registration Statement, or such rights as have been satisfied, waived or terminated.

         4. To our knowledge, the Company meets the requirements for use of Form S-3 and Rule 415 under the Act in connection with the offering contemplated by the Underwriting Agreement.

         5. To our knowledge, except as described in the Registration Statement, the Final Prospectus and the Incorporated Documents, there are no options, warrants, agreements, contracts or other rights in existence to purchase or acquire from the Company any shares of capital stock of the Company.

         6. The Registration Statement has become effective under the Act, and, to our knowledge, (A) no stop order suspending the effectiveness of the Registration Statement or any amendment thereto has been issued under the Act, and (B) no proceedings for that purpose have been instituted, are pending or are threatened by the Commission under the Act. The Final Prospectus has been filed in the manner, and at the time, contemplated by Rule 424(b) under the Act.

         7. The Registration Statement and each amendment thereto and the Final Prospectus and, if any, each amendment and supplement thereto (except the financial statements, schedules and other financial and statistical data contained therein, as to which we do not express any opinion), appear on their face to comply as to form in all material respects with the requirements of the Act. Each of the Incorporated Documents (except the financial statements, schedules and other financial and statistical data contained therein, as to which we do not express any opinion), appear on their face to comply as to form in all material respects with the requirements of the Exchange Act.

         8. The descriptions of statutes, regulations, litigation, contracts and other documents, insofar as such descriptions relate to matters of law or purport to constitute a summary of the provisions of the documents described therein, contained in the Registration Statement, the Incorporated Documents and the Final Prospectus under the captions "RISK FACTORS -- If Yale University does not conduct research relating to products we would like to pursue, we may never realize any benefits from our funding provide to Yale," "BUSINESS -- Licensed Product and Product Candidates -- MELASYN," "BUSINESS -- Sponsored Research and License Agreements," "Directors and Executive Officers of the Registrant," "Executive Compensation,"






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Gerard Klauer Mattison & Co., Inc.
C.E. Unterberg, Towbin
     As representatives of the several Underwriters
August __, 2001
Page 4


"Certain Relationships and Related Transactions," "Description of Common Stock" and "Recent Developments" and the information set forth in Item 1 of the Company's Registration Statement on Form 8-A filed on October 26, 1998 fairly present in all material respects summaries of the information required to be shown.

         9. To our knowledge, there are no contracts or documents which are required by the Act to be described in the Registration Statement or the Final Prospectus or to be filed as exhibits to the Registration Statement or any of the Incorporated Documents which are not so described or filed.

         10. To our knowledge, there is not pending or threatened against the Company any action, suit, arbitration, claim, governmental or other proceeding (informal or formal) or investigation before or by any Governmental Body which is required to be disclosed in the Registration Statement, the Final Prospectus or the Incorporated Documents which is not so disclosed therein, or that purports to challenge any of the transactions contemplated by the Underwriting Agreement.

         11. The Company has the corporate power and authority to execute, deliver and comply with its obligations under the Underwriting Agreement and to consummate the transactions provided for therein; and the execution and delivery by the Company of, and the performance by the Company under, the Underwriting Agreement have been duly authorized by all requisite corporate action on behalf of the Company. The Underwriting Agreement has been executed and delivered on behalf of the Company by a duly authorized officer of the Company. The Underwriting Agreement constitutes a valid, legal and binding obligation of the Company enforceable against the Company in accordance with its terms.

         12. The execution and delivery of the Underwriting Agreement by the Company, and the Company's compliance with the terms of the Underwriting Agreement (A) do not result in the creation or imposition of any encumbrance upon any property or assets of the Company pursuant to the terms or provisions of, or constitute a breach of, or default under, any material agreement included as an Exhibit and (B) do not violate (x) the Certificate of Incorporation or By-laws of the Company, (y) any laws which are known to us to be applicable to the Company where such violation would reasonably be expected to have a material adverse effect on the validity, performance or enforceability of any of the terms of the Underwriting Agreement applicable to the Company or (z) to our knowledge, any of the Company's existing obligations under any judgment, decree or order of any arbitrator or Governmental Body naming the Company; no consent, approval, authorization or order of, or filing with, any Governmental Body is legally required for the execution, delivery and performance of the Underwriting Agreement by the Company, except such as may be required under the Act and the Rules and Regulations, such as






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Gerard Klauer Mattison & Co., Inc.
C.E. Unterberg, Towbin
     As representatives of the several Underwriters
August __, 2001
Page 5

may be required by the bylaws and rules of the NASD in connection with the purchase and distribution by the Underwriters of the Shares, and such as may be required under state securities or Blue Sky laws in connection with the purchase and distribution by the Underwriters of the Shares.

         13. To our knowledge, (a) the Company is not an "investment company" as such term is defined in the Investment Company Act, nor (b) shall the Company be an investment company as a result of the transactions contemplated by the Underwriting Agreement.

         In addition, in the course of the preparation of the Registration Statement and the Final Prospectus, we have participated in conferences with officers and other representatives of the Company, representatives of the independent accountants of the Company, representatives of the Underwriters and representatives of counsel for the Underwriters, at which the contents of the Registration Statement and the Final Prospectus and related matters were discussed, and we have reviewed the Incorporated Documents, and at which we inquired of the representatives of the Company as to the materiality of the facts disclosed to us and, although we do not pass upon, and do not assume any responsibility for, the accuracy, completeness or fairness of any statement contained in the Registration Statement or the Final Prospectus and we have made no independent check or verification thereof, based upon the foregoing (relying as to materiality to a large extent upon the officers and representatives of the Company) no facts have come to our attention that have led us to believe that the Registration Statement (except as to the financial statements and notes thereto and other financial and statistical data included therein as to which we do not express any opinion or belief), as of the date of effectiveness, contained an untrue statement of material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading or that the Final Prospectus (except as to the financial statements and the notes thereto and other financial and statistical data included therein or excluded therefrom, as to which we do not express any opinion or belief), as of its date or as of the date of this opinion, contained or contains an untrue statement of material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

         Notwithstanding anything herein to the contrary, it is understood and agreed that other counsel to the Company are rendering opinions with respect to
(i) the sections of the Final Prospectus entitled "RISK FACTORS -- If we are found to be infringing on patents or trade secrets owned by others, we may be forced to cease or alter our drug development efforts, obtain a license to continue the development or sale of our products and/or pay damages," and the section of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000 (the "Annual Report") incorporated by reference into the Final Prospectus entitled "BUSINESS -- Patents, Licenses and Trade Secrets" and (ii) the sections of the Final Prospectus






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Gerard Klauer Mattison & Co., Inc.
C.E. Unterberg, Towbin
     As representatives of the several Underwriters
August __, 2001
Page 6


entitled "RISK FACTORS -- If we do not obtain regulatory approval for our products, we will not be able to sell our products and the value of our company and our financial results will be harmed" and the section of the Annual Report incorporated by reference into the Prospectus entitled "BUSINESS -- Government Regulation," and no opinions are expressed herein with respect to such sections or matters.

         The foregoing opinions are subject to the following assumptions, exceptions, qualifications and limitations.

         A. The foregoing opinions are expressly limited to matters under and governed by the internal laws of the State of New York (exclusive of conflict of law principles), the internal corporate law of the State of Delaware and applicable Federal laws of the United States of America. With respect to laws, regulations and the like referred to herein, in addition to all other limitations set forth herein, such references are limited to laws, regulations and the like of the State of New York (exclusive of conflict of law principles), the internal corporate law of the State of Delaware and such applicable Federal laws of the United States of America as each is in effect and force as of even date of this opinion. We express no opinions concerning the Federal Food, Drug, and Cosmetic Act or related rules and regulations or any intellectual property laws, statutes, rules or other regulations.

         B. In rendering the opinion expressed in paragraphs 1 and 2 above regarding existence, good standing and qualification to do business as a foreign corporation, we have relied solely on certificates of, and oral confirmations from, public officials, and have conducted no further investigation.

         C. In rendering the opinion expressed in paragraph 3 above regarding the fully paid status of the securities outstanding prior to the date hereof, we have relied solely on the certificate of certain officers of the Company that the Company has received payment in full of the purchase price or other consideration specified by the Board of Directors of the Company for all shares of capital stock of the Company outstanding on or prior to the date hereof and have conducted no further investigation, and that the purchase price therefor was at least equal to the par value of such shares.

         D. Our opinion in paragraph 11 above regarding the enforceability of the Underwriting Agreement is subject to the following:

         (1) The enforceability of such document may be limited or affected by (a) bankruptcy, insolvency, reorganization, moratorium, liquidation, rearrangement, probate, conservatorship, fraudulent transfer, fraudulent conveyance and other






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Gerard Klauer Mattison & Co., Inc.
C.E. Unterberg, Towbin
     As representatives of the several Underwriters
August __, 2001
Page 7

                  similar laws (including court decisions) now or hereafter in effect and affecting the rights and remedies of creditors generally or providing for the relief of debtors, (b) the refusal of a particular court to grant (i) equitable remedies, including, without limiting the generality of the foregoing, specific performance and injunctive relief, or (ii) a particular remedy sought under such documents as opposed to another remedy provided for therein or another remedy available at law or in equity, (c) general principles of equity (regardless of whether such remedies are sought in a proceeding in equity or at law) and (d) judicial discretion; and

         (2) In rendering such opinion, we express no opinion as to the legality, validity, enforceability or binding effect of provisions of the such document relating to indemnities and rights of contribution to the extent prohibited by public policy or which might require indemnification for losses or expenses caused by negligence, gross negligence, willful misconduct, fraud or illegality of an indemnified party.

         E. Our opinions expressed in paragraph 12 above as to no violation under laws and as to no consent, approval, authorization or order of, or filing with, any Governmental Body being legally required for the execution, delivery and performance of the Underwriting Agreement, are based upon a review of those laws that, in our experience, are normally applicable to the transactions contemplated by the Underwriting Agreement.

         F. Our opinion expressed in paragraph 13 above as to the Company being an investment company as a result of the transactions contemplated by the Underwriting Agreement is based on the assumption that the Company will use the proceeds from the sale of the Shares in the manner described under the heading "Use of Proceeds" in the Final Prospectus.

         G. In rendering the opinions set forth herein, we have relied as to determination of materiality relevant to our opinions to a large extent upon the officers and representatives of the Company.

         H. With respect to references herein to "known to us", "to our knowledge" or words or phrases of similar import (whether modified by any additional phrases), such references mean the actual, current knowledge that those attorneys of this Firm who have devoted substantive attention to legal matters in representing the Company or who have participated in the review of the Registration Statement and the Final Prospectus. In addition, as to certain factual matters, we have relied on, and assumed the truth, accuracy and completeness of, a certificate of Alan Kessman, President and Chief Executive Officer, and Steven H. Koehler, Vice President, Finance and Chief Financial Officer, respectively, of the Company. With your permission, we have not examined any records of any of courts,






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Gerard Klauer Mattison & Co., Inc.
C.E. Unterberg, Towbin
     As representatives of the several Underwriters
August __, 2001
Page 8

boards, other tribunals or public records with respect to any litigation, investigation or proceedings, or judgments, orders or decrees, in any event applicable to the Company, or any of its properties. Notwithstanding the foregoing, in rendering the opinion set forth in paragraph 6 above as to the effectiveness of the Registration Statement, our knowledge is based solely upon a telephone call with the Commission on the effective date thereof and, in rendering the opinion set forth in paragraph 6 above as to the existence of a stop order or a proceeding for that purpose, our knowledge is based solely upon a telephone call with the Commission on the date hereof.

         The opinions expressed herein are solely for the benefit of, and may only be relied upon by, you and by Morrison and Forester LLP, as counsel for the Underwriters, solely for the purpose of rendering their opinion to the Underwriters. This opinion may not be furnished to (except in connection with any legal or arbitral proceedings or as may be required by applicable law, and in any such events, as shall be directed or required incident thereto pursuant to a duly issued subpoena, writ, order or other legal process or otherwise necessary to your defense in any such action), or relied upon by, any other person without the prior written consent of this Firm. The opinions expressed herein are as of the date hereof (and not as of any other date) or, to the extent a reference to a certificate or other document is made herein, to such date, and we make no undertaking to amend or supplement such opinions as facts and circumstances come to our attention or changes in the law occur which could affect such opinions.

                                        Very truly yours,